Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Elise Chittick	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD HOSPITALITY TRUST REPORTS

THIRD QUARTER RESULTS

RevPAR Growth of 6.6% for All Legacy Hotels

Adjusted EBITDA increased 14.4% for the Third Quarter

Hotel EBITDA Margin Improved 216 Basis Points for All Hotels

DALLAS, October 31, 2012 — Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported the following results and performance measures for the third quarter ended September 30, 2012. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2012, with the third quarter ended September 30, 2011 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL HIGHLIGHTS

•	Adjusted EBITDA increased $10.1 million or 14.4% during the quarter

•	RevPAR increased 6.6% for all Legacy hotels in continuing operations, driven by a 5.2% increase in ADR and a 102 basis point increase in occupancy

•	RevPAR for all hotels in continuing operations, including the Highland Hospitality portfolio, increased 5.9% during the quarter

•	RevPAR increased 3.4% for all hotels in the Highland Hospitality portfolio, driven by a 4.7% increase in ADR

•	RevPAR for hotels in the Washington D.C. market area increased 6.1% during the quarter

•	Hotel operating profit for all hotels, including the Highland Hospitality portfolio, increased by $10.3 million, or 13.0%

•	Hotel operating profit margin increased 249 basis points for all Legacy hotels not under renovation in continuing operations

•	Hotel operating profit margin increased 230 basis points for all Highland Hospitality hotels not under renovation in continuing operations

•

Net loss attributable to common shareholders was $23.6 million, or $0.35 per diluted share, compared with net loss attributable to common shareholders of $28.6 million, or $0.43 per diluted share, in the prior-year quarter

•

Adjusted funds from operations (AFFO) was $0.31 per diluted share for the quarter as compared with $0.38 from the prior-year quarter; Interest Rate Derivative Income decreased by $10.2 million as the benefits from our Flooridor terminated in 2011, impacting AFFO per share by $0.12

•	In September 2012, the Company added a new participant to its senior credit facility, upsizing this facility to $165 million from $145 million

•	During the quarter a receiver was appointed to take over operations of the Hilton El Conquistador

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AHT Reports Third Quarter Results

October 31, 2012

Resort in Tucson, AZ; the receiver now has full control of the hotel operations and cash flows; hotel cash flows since the appointment of the receiver have been excluded for purposes of calculating Adjusted EBITDA and AFFO

•	At the end of the third quarter 2012, Ashford had cash and cash equivalents of $146 million

CAPITAL ALLOCATION

•	Capex invested in the quarter for the Legacy portfolio was $18.5 million bringing the year-to-date total to $62.6 million

•	Ashford’s pro rata share of capex invested in the quarter for the Highland Hospitality portfolio was $6.7 million bringing the year-to-date total to $19.9 million

CAPITAL STRUCTURE

At September 30, 2012, Ashford had total assets of $3.5 billion in continuing operations and $4.5 billion overall including the Highland Hospitality portfolio which is not consolidated. As of September 30, 2012, the Company had $2.3 billion of mortgage debt in continuing operations and $3.1 billion overall including Highland Hospitality. The Company’s total combined debt had a blended average interest rate of 4.9%, with a weighted average debt maturity of 3.6 years.

During the third quarter of 2012, Ashford added a new participant to its senior credit facility, upsizing the revolving commitments under this facility to $165 million from $145 million. The terms of the credit facility remain unchanged including the option, subject to lender approval, to further expand the revolving commitments under the facility to an aggregate size of $225 million. As part of the expansion, Bank of America Merrill Lynch has been added to the syndicate of banks supporting the facility, which now consists of six banks including Bank of America Merrill Lynch, Deutsche Bank, Morgan Stanley, UBS, Credit Suisse, and KeyBank as lead agent. The senior credit facility remains undrawn and all other Company debt is non-recourse.

Ashford continues to make progress regarding the refinancing or extension of its $101 million of loans in the Highland Hospitality portfolio set to mature in early 2013. The trailing 12-month NOI debt yield on this high quality portfolio is currently 17.5%. At this time, given the potential loan proceeds, there is no anticipated pay down required. Further, Ashford has been in discussions with lenders regarding the refinancing of its $154 million non-recourse loan set to mature in December 2015, with a combined interest rate of 12.72%. Given the current favorable interest rate environment and improved hotel performance, Ashford believes it is an appropriate time to address this portfolio loan. The loan is secured by five hotels including: the Embassy Suites Crystal City, Embassy Suites Orlando Airport, Embassy Suites Santa Clara, Embassy Suites Portland and the Hilton Costa Mesa.

During the quarter a receiver was appointed to take over the Hilton El Conquistador in Tucson, AZ. The receiver has been granted possession and full control of the property including all accounts and cash flow. Despite Ashford having no control of the property or cash flows and no ongoing liability, for GAAP purposes, the property will continue to be included in our consolidated financial statements until title to the property has been transferred from Ashford. For purposes of calculating Adjusted EBITDA and AFFO, we have adjusted the results of operations for the period beginning when the receiver was appointed and Ashford no longer had any control or financial obligations for the hotel. At the time the receiver was appointed, the hotel had $19.7 million of non-recourse mortgage debt and a trailing twelve-month EBITDA of negative $1.7 million. By transferring this hotel to the lender, the Company will lower its overall debt level while increasing both EBITDA and AFFO.

The Company also received a payment of $5 million during the quarter from a guarantor on a previously impaired mezzanine loan. This payment is reflected on the income statement as a negative impairment charge and has been excluded for purposes of calculating Adjusted EBITDA and AFFO.

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AHT Reports Third Quarter Results

October 31, 2012

PORTFOLIO REVPAR

As of September 30, 2012, the Company’s Legacy portfolio consisted of direct hotel investments with 95 properties classified in continuing operations, excluding the Hilton El Conquistador. During the third quarter of 2012, 86 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 95 hotels) and proforma not under renovation basis (86 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. Details of each category are provided in the tables attached to this release.

•	Proforma RevPAR increased 6.6% to $101.93 for all hotels in the Legacy portfolio on a 5.2% increase in ADR and a 102 basis point increase in occupancy

•	Proforma RevPAR increased 7.3% to $105.01 for hotels not under renovation in the Legacy portfolio on a 5.3% increase in ADR and a 148 basis point increase in occupancy

•	Proforma RevPAR increased 3.4% to $100.59 for all hotels in the Highland Hospitality portfolio on a 4.7% increase in ADR and a 90 basis point decrease in occupancy

•	Proforma RevPAR increased 4.3% to $100.00 for hotels not under renovation in the Highland Hospitality portfolio on a 4.7% increase in ADR and a 30 basis point decrease in occupancy

HIGHLAND HOSPITALITY PORTFOLIO UPDATE

The Highland Hospitality portfolio experienced RevPAR growth of 3.4% during the third quarter of 2012, with RevPAR growth for hotels not under renovation in continuing operations of 4.3%. The Highland Hospitality portfolio continued to experience strong EBITDA flow-through during the third quarter as a result of improved property management and the benefits of capital expenditures previously completed. For all 28 hotels in the Highland Hospitality portfolio, Hotel EBITDA Margin increased 189 bps and Hotel EBITDA flow-through was 97%. For the 25 hotels not under renovation during the third quarter 2012, Hotel EBITDA Margin increased 230 basis points and Hotel EBITDA flow-through was 95%. Hotel EBITDA increased 10.5% in the third quarter for all hotels in the Highland Hospitality portfolio, and since the closing of the acquisition, trailing 12-month EBITDA has increased 18.5%.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

During the quarter, Hotel operating profit (Hotel EBITDA) for all Legacy hotels increased 13.8% to $70.2 million. For the 86 hotels that were not under renovation, Proforma Hotel EBITDA increased 15.2% to $65.9 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 249 basis points to 31.8% for the 86 Legacy hotels not under renovation. For all 95 Legacy hotels included in continuing operations, Proforma Hotel EBITDA margin increased 221 basis points to 31.2%.

For the Company’s 71.74% share of all hotels in the Highland Hospitality portfolio, Hotel operating profit (Hotel EBITDA) increased 10.5% to $19.4 million. For the 25 hotels in the Highland Hospitality portfolio that were not under renovation, Proforma Hotel EBITDA increased 13.1% to $16.7 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 230 basis points to 26.7% for the 25 Highland Hospitality hotels not under renovation. For all 28 Highland Hospitality hotels included in continuing operations, Proforma Hotel EBITDA margin increased 189 basis points to 27.0%.

Starting with its second quarter 2012 financial results, the Company added additional disclosure information regarding property level trailing 12-month Hotel EBITDA by debt pool. The Company believes this additional disclosure will assist the investment community in analyzing Ashford and help analysts and investors see the benefits of the non-recourse nature of its property level debt. Prior to providing this information, the investment community could only reference the Company’s total EBITDA and total debt when applying a valuation multiple. With this additional disclosure, analysts and investors can analyze the EBITDA of the Company by

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AHT Reports Third Quarter Results

October 31, 2012

debt pool and when using a valuation multiple approach, can see where the market might be inadvertently implying negative equity value to certain debt pools. Implied negative equity value in any debt pools may underestimate the benefits of non-recourse debt, and all of the Company’s property level debt is non-recourse.

Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as its pro-rata share of the Highland Hospitality portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 95 Legacy hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On September 14, 2012, Ashford announced that its Board of Directors had declared a quarterly cash dividend of $0.11 per diluted share for the Company’s common stock for the third quarter ending September 30, 2012, payable October 15, 2012, to shareholders of record as of September 28, 2012.

Monty J. Bennett, Chief Executive Officer, commented, “Our third quarter results demonstrate the continuing improvement in the U.S. lodging industry as we make further progress in key areas such as operating margin expansion, RevPAR growth, and risk mitigation. Year to date, our capital markets strategies continued to focus on improving our financial liquidity while addressing near-term debt maturities, both of which are top priorities for us. Given the improving trends we are seeing in the real estate and debt markets, now is an opportune time for us to take advantage of these attractive interest rates to actively address our debt maturity schedule. We remain committed to these objectives, which we consider essential to creating both near term and long term shareholder value within an environment where we continue to see improving trends in the hotel industry and the U.S. economy in general.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, November 1, 2012, at 11:00 a.m. ET. The number to call for this interactive teleconference is (480) 629-9819. A replay of the conference call will be available through Thursday November 8, 2012, by dialing (303) 590-3030 and entering the confirmation number, 4569160.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2012 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday, November 1, 2012, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit

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AHT Reports Third Quarter Results

October 31, 2012

represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure. Additional information can be found on the Company’s website at www.ahtreit.com.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	September 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Investment in hotel properties, net	$2,911,638	$2,957,899
Cash and cash equivalents	146,393	167,609
Restricted cash	76,878	84,069
Accounts receivable, net of allowance of $224 and $212, respectively	35,399	28,623
Inventories	2,369	2,371
Notes receivable	11,297	11,199
Investment in unconsolidated joint ventures	161,873	179,527
Investments in securities and other	24,298	21,374
Deferred costs, net	16,581	17,421
Prepaid expenses	11,304	11,308
Derivative assets	14,247	37,918
Other assets	5,773	4,851
Intangible asset, net	2,743	2,810
Due from third-party hotel managers	64,239	62,747

Total assets	$3,485,032	$3,589,726

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$2,312,208	$2,362,458
Accounts payable and accrued expenses	100,285	82,282
Dividends payable	18,259	16,941
Unfavorable management contract liabilities	11,918	13,611
Due to related party, net	2,456	2,569
Due to third-party hotel managers	2,035	1,602
Liabilities associated with investments in securities and other	3,028	2,246
Other liabilities	5,938	5,400

Total liabilities	2,456,127	2,487,109

Redeemable noncontrolling interests in operating partnership	129,918	112,796
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at
September 30, 2012 and 1,487,900 shares issued and outstanding at December 31, 2011	17	15
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at
September 30, 2012 and 8,966,797 shares issued and outstanding at December 31, 2011	95	90
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares issued, 68,159,616 and 68,032,289 shares outstanding, respectively	1,249	1,249
Additional paid-in capital	1,762,755	1,746,259
Accumulated other comprehensive loss	(283)	(184)
Accumulated deficit	(716,316)	(609,272)
Treasury stock, at cost (56,737,149 shares and 56,864,476 shares, respectively)	(164,846)	(164,796)

Total shareholders’ equity of the Company	882,717	973,407
Noncontrolling interests in consolidated joint ventures	16,270	16,414

Total equity	898,987	989,821

Total liabilities and equity	$3,485,032	$3,589,726

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$184,966	$169,145	$553,702	$508,934
Food and beverage	35,034	33,486	121,151	113,135
Rental income from operating leases	—	1,304	—	4,008
Other	10,069	10,583	30,084	30,182

Total hotel revenue	230,069	214,518	704,937	656,259
Asset management fees and other	100	69	252	217

Total Revenue	230,169	214,587	705,189	656,476

EXPENSES
Hotel operating expenses
Rooms	42,677	39,863	125,268	116,114
Food and beverage	25,911	25,155	83,311	78,757
Other expenses	72,121	68,351	217,182	202,753
Management fees	9,378	8,466	28,576	26,509

Total hotel operating expenses	150,087	141,835	454,337	424,133
Property taxes, insurance, and other	11,876	12,297	34,556	34,953
Depreciation and amortization	34,200	33,776	102,739	99,580
Impairment charges	(5,066)	(92)	(1,133)	(4,748)
Gain on insurance settlement	—	—	—	(1,905)
Transaction acquisition costs	—	27	—	(791)
Corporate, general, and administrative:
Stock/unit-based compensation	4,332	3,069	13,701	8,428
Other general and administrative	6,519	6,025	19,326	25,554

Total Operating Expenses	201,948	196,937	623,526	585,204

OPERATING INCOME	28,221	17,650	81,663	71,272
Equity in earnings (loss) of unconsolidated joint ventures	(7,373)	(6,228)	(17,654)	19,596
Interest income	30	11	84	70
Other income	8,671	17,349	22,988	83,509
Interest expense	(35,928)	(33,388)	(105,045)	(100,384)
Amortization of loan costs	(1,612)	(1,142)	(4,289)	(3,532)
Write-off of deferred loan costs	—	(729)	—	(729)
Unrealized gain (loss) on investments	(48)	(352)	3,365	(314)
Unrealized loss on derivatives	(9,353)	(16,727)	(26,753)	(51,276)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(17,392)	(23,556)	(45,641)	18,212
Income tax expense	(639)	(1,077)	(2,884)	(2,407)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(18,031)	(24,633)	(48,525)	15,805
Loss from discontinued operations	—	(351)	—	(4,170)

NET INCOME (LOSS)	(18,031)	(24,984)	(48,525)	11,635
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	219	832	444	(537)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,665	2,935	6,902	1,207

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(15,147)	(21,217)	(41,179)	12,305
Preferred dividends	(8,490)	(7,415)	(25,312)	(38,741)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(23,637)	$(28,632)	$(66,491)	$(26,436)

INCOME PER SHARE – BASIC AND DILUTED:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$(0.35)	$(0.43)	$(0.99)	$(0.37)
Loss from discontinued operations attributable to common shareholders	—	—	—	(0.07)

Net income (loss) attributable to common shareholders	$(0.35)	$(0.43)	$(0.99)	$(0.44)

Weighted average common shares outstanding – basic	67,659	66,801	67,484	60,601

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(0.35)	$(0.43)	$(0.99)	$(0.37)
Loss from discontinued operations attributable to common shareholders	—	$—	—	(0.07)

Net income (loss) attributable to common shareholders	$(0.35)	$(0.43)	$(0.99)	$(0.44)

Weighted average common shares outstanding – diluted	67,659	66,801	67,484	60,601

Dividends declared per common share:	$0.11	$0.10	$0.33	$0.30

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of tax	$(15,147)	$(20,906)	$(41,179)	$16,862
Loss from discontinued operations, net of tax	—	(311)	—	(4,557)
Preferred dividends	(8,490)	(7,415)	(25,312)	(38,741)

Net income (income) attributable to common shareholders	$(23,637)	$(28,632)	$(66,491)	$(26,436)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(in thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income (loss)	$(18,031)	$(24,984)	$(48,525)	$11,635
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	219	832	444	(537)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,665	2,935	6,902	1,207

Net income (loss) attributable to the Company	(15,147)	(21,217)	(41,179)	12,305
Interest income	(30)	(11)	(84)	(70)
Interest expense and amortization of loan costs	37,190	34,071	108,280	103,233
Depreciation and amortization	33,434	32,947	100,451	97,510
Impairment charges	(5,066)	(92)	(1,133)	1,489
Income tax expense	639	1,077	2,884	2,492
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,665)	(2,935)	(6,902)	(1,207)
Equity in (earnings) loss of unconsolidated joint ventures	7,373	6,228	17,654	(19,596)
Company’s portion of EBITDA of unconsolidated joint ventures	17,996	18,276	57,676	86,185

EBITDA	73,724	68,344	237,647	282,341
Amortization of unfavorable management contract liabilities	(565)	(565)	(1,694)	(1,694)
Gain on sale/disposition of properties	—	311	—	(2,650)
Non-cash gain on insurance settlements	—	—	—	(1,157)
Write-off of loan costs, premiums, and exit fees, net	—	729	—	1,677
Other income (1)	(8,671)	(17,349)	(22,988)	(83,509)
Transaction acquisition costs	—	27	—	(791)
Legal costs related to litigation settlements (2)	755	—	2,463	6,875
Unrealized (gain) loss on investments	48	352	(3,365)	314
Unrealized loss on derivatives	9,353	16,727	26,753	51,276
El Conquistador results since appointment of receiver	897	—	897	—
Equity-based compensation	4,332	3,069	13,701	8,428
Company’s portion of adjustments to EBITDA of unconsolidated joint ventures	81	(1,772)	225	(41,566)

Adjusted EBITDA	$79,954	$69,873	$253,639	$219,544

(1)	Other income primarily consisting of income from interest rate derivatives in both periods, net realized (gain) loss on investments in securities and other in both periods, and a $30.0 million litigation settlement in the nine months ended September 30, 2011 are excluded from Adjusted EBITDA.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted EBITDA.

NOTE:	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ after August 15, 2012. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income (loss)	$(18,031)	$(24,984)	$(48,525)	$11,635
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	219	832	444	(537)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,665	2,935	6,902	1,207
Preferred dividends	(8,490)	(7,415)	(25,312)	(38,741)

Net income (loss) attributable to common shareholders	(23,637)	(28,632)	(66,491)	(26,436)
Depreciation and amortization on real estate	33,398	32,883	100,289	97,322
Impairment charges	(5,066)	(92)	(1,133)	1,489
Gain on sale/dispoistion of properties	—	311	—	(2,650)
Non-cash gain on insurance settlements	—	—	—	(1,157)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,665)	(2,935)	(6,902)	(1,207)
Equity in (earnings) loss of unconsolidated joint ventures	7,373	6,228	17,654	(19,596)
Company’s portion of FFO of unconsolidated joint ventures	5,845	4,453	21,255	3,454

FFO available to common shareholders	15,248	12,216	64,672	51,219
Dividends on convertible preferred stock	—	—	—	1,374
Write-off of loan costs, premiums, and exit fees, net	—	729	—	1,677
Transaction acquisition costs	—	27	—	(791)
Legal costs related to litigation settlements (2)	755	—	2,463	6,875
Other income (1)	(607)	853	1,065	(29,147)
Unrealized (gain) loss on investments	48	352	(3,365)	314
Unrealized loss on derivatives	9,353	16,727	26,753	51,276
Non-cash dividends on Series B-1 preferred stock	—	—	—	17,363
El Conquistador results, interest, and amortization of deferred loan costs since appointment of receiver	1,144	—	1,144	—
Equity-based compensation adjustment related to modified employment terms	—	—	480	—
Company’s portion of adjustments to FFO of unconsolidated joint ventures	89	836	233	15,114

Adjusted FFO available to common shareholders	$26,030	$31,740	$93,445	$115,274

Adjusted FFO per diluted share available to common shareholders	$0.31	$0.38	$1.10	$1.44

Weighted average diluted shares	85,344	83,512	84,976	79,885

(1)	Other income primarily consisting of net realized (gain) loss on investments in securities and other in both periods and a $30.0 million litigation settlement in the nine months ended September 30, 2011 are excluded from Adjusted FFO.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted FFO.

NOTE:	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ after August 15, 2012. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

LEGACY PORTFOLIO ONLY

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

SEPTEMBER 30, 2012

(dollars in thousands)

(Unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt		Floating-Rate Debt		Total Debt	TTM Hotel EBITDA	TTM EBITDA Debt Yield
Aareal - 2 hotels	August 2013	LIBOR + 2.75%	$—		$142,667		$142,667	$24,533	17.2%
BoA MIP - 5 hotels	March 2014	LIBOR + 4.50%	—		175,083	(1)	175,083	18,548	10.6%
JPM Floater - 9 hotels	May 2014	LIBOR + 6.50%	—		135,000	(2)	135,000	16,098	11.9%
GEMSA Manchester - 1 hotel	May 2014	8.32%	5,350		—		5,350	509	9.5%
Senior credit facility -Various	September 2014	LIBOR + 2.75% to 3.5%	—		—		—	N/A	N/A
UBS 1- 8 hotels	December 2014	5.75%	105,246		—		105,246	12,292	11.7%
Merrill 1 - 10 hotels	July 2015	5.22%	153,638		—		153,638	19,246	12.5%
UBS 2 - 8 hotels	December 2015	5.70%	97,394		—		97,394	13,190	13.5%
Prudential/Wheelock - 5 hotels	December 2015	12.72%	153,859		—		153,859	24,170	15.7%
Merrill 2 - 5 hotels	February 2016	5.53%	110,945		—		110,945	17,065	15.4%
Merrill 3 - 5 hotels	February 2016	5.53%	92,007		—		92,007	15,133	16.4%
Merrill 7 - 5 hotels	February 2016	5.53%	79,699		—		79,699	12,635	15.9%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	34,838		—		34,838	9,637	27.7%
Wachovia 3 - 2 hotels	April 2017	5.95%	127,665		—		127,665	13,882	10.9%
Wachovia 7 - 3 hotels	April 2017	5.95%	259,786		—		259,786	23,354	9.0%
Wachovia 1 - 5 hotels	April 2017	5.95%	115,071		—		115,071	10,508	9.1%
Wachovia 5 - 5 hotels	April 2017	5.95%	103,431		—		103,431	9,316	9.0%
Wachovia 6 - 5 hotels	April 2017	5.95%	157,382		—		157,382	15,022	9.5%
Wachovia 2 - 7 hotels	April 2017	5.95%	125,887		—		125,887	11,424	9.1%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098		—		8,098	N/A	N/A
GACC Gateway -1 hotel	November 2020	6.26%	102,877		—		102,877	16,485	16.0%
Zion Jacksonville RI - 1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,545		6,545	1,099	16.8%
Unencumbered hotels			—		—		—	2,724	N/A

Total			$1,833,173		$459,295		$2,292,468	$286,870	12.5%

Percentage			80.0%		20.0%		100.0%

Weighted average interest rate			6.44%		4.78%		6.11%

Total indebtedness with effect of interest rate swaps			$1,833,173		$459,295		$2,292,468

Percentage with the effect of interest rate swaps			80.0%		20.0%		100.0%

Weighted average interest rate with the effect of interest rate swaps			4.72	% (3)	4.78	% (3)	4.73%

All indebtedness is non-recourse with the exception of the credit facility.

(1)	This mortgage loan has a one-year extension option beginning March 2014, subject to satisfaction of certain conditions.
(2)	This mortgage loan has three one-year extension options beginning May 2014, subject to satisfaction of certain conditions.
(3)	These rates are calculated assuming the LIBOR rate stays at the September 30, 2012 level and with the effect of our interest rate derivatives.

NOTE:	The above table excludes the debt associated with the Hilton El Conquistador in Tucson, AZ. During the third quarter a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

SUMMARY OF INDEBTEDNESS

ASHFORD’S PRO RATA 71.74% SHARE

SEPTEMBER 30, 2012

(dollars in thousands)

(Unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel EBITDA	TTM EBITDA Debt Yield
CIGNA Boston Back Bay - 1 hotel	January 2013	5.96%	$45,426	$—		$45,426	$9,003	19.82%
CIGNA Westin Princeton - 1 hotel	February 2013	5.97%	23,081	—		23,081	3,396	14.71%
CIGNA Nashville Renaissance - 1 hotel	April 2013	6.11%	32,330	—		32,330	8,247	25.51%
Wells Senior - 25 hotels	March 2014	LIBOR + 2.75%	—	380,222	(1)	380,222	60,392	15.88%
Mezz 1 - 28 hotels	March 2014	Greater of 7.00% or LIBOR + 6.00%	—	103,512	(1)	103,512	81,038	13.86%
Mezz 2 - 28 hotels	March 2014	Greater of 8.00% or LIBOR + 7.00%	—	98,541	(1)	98,541	81,038	11.86%
Mezz 3 - 28 hotels	March 2014	Greater of 10.50% or LIBOR + 9.50%	—	84,464	(1)	84,464	81,038	10.56%
Mezz 4 - 28 hotels	March 2014	LIBOR + 2.00%		13,218	(1)	13,218	81,038	10.38%

Total (Ashford’s 71.74% share only)			$100,837	$679,957		$780,794	$81,038	10.38%

Percentage			12.9%	87.1%		100.0%

Weighted average interest rate			6.01%	5.23%		5.33%

Percentage with the effect of interest rate swaps			12.9%	87.1%		100.0%

Total Ashford plus Ashford’s 71.74% share of PIM Highland Holding LLC			$1,934,010	$1,139,252		$3,073,262	$367,908	11.97%

Percentage with the effect of interest rate swaps			62.9%	37.1%		100.0%

Weighted average interest rate with the effect of interest rate swaps			4.79%	5.05%		4.88%

(1)	Each of these loans has two one-year extension options beginning March 2014.

NOTE:	The above table excludes the debt associated with the Hilton El Conquistador in Tucson, AZ. During the third quarter a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

LEGACY PORTFOLIO ONLY

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

SEPTEMBER 30, 2012

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
Aareal - 2 hotels	$—	$140,167	$—	$—	$—	$—	140,167
GEMSA Manchester - 1 hotel	—	—	5,004	—	—	—	5,004
Senior credit facility - Various	—	—	—	—	—	—	—
UBS 1 - 8 hotels	—	—	100,119	—	—	—	100,119
BoA MIP - 5 hotels	—	—	—	176,400	—	—	176,400
Merrill 1 - 10 hotels	—	—	—	142,922	—	—	142,922
UBS 2 - 8 hotels	—	—	—	90,680	—	—	90,680
Prudential/Wheelock - 5 hotels	—	—	—	147,683	—	—	147,683
Merrill 2 - 5 hotels	—	—	—	—	101,740	—	101,740
Merrill 3 - 5 hotels	—	—	—	—	84,374	—	84,374
Merrill 7 - 5 hotels	—	—	—	—	73,086	—	73,086
JPM Floater - 9 hotels	—	—	—	—	—	135,000	135,000
Wachovia Philly CY - 1 hotel	—	—	—	—	—	32,532	32,532
Wachovia 3 - 2 hotels	—	—	—	—	—	119,245	119,245
Wachovia 7 - 3 hotels	—	—	—	—	—	242,201	242,201
Wachovia 1 - 5 hotels	—	—	—	—	—	107,351	107,351
Wachovia 5 - 5 hotels	—	—	—	—	—	96,491	96,491
Wachovia 6 - 5 hotels	—	—	—	—	—	146,823	146,823
Wachovia 2 - 7 hotels	—	—	—	—	—	117,441	117,441
TIF Philly CY - 1 hotel	—	—	—	—	—	8,098	8,098
GACC Gateway - 1 hotel	—	—	—	—	—	89,886	89,886
Zion Jacksonville RI - 1 hotel	—	—	—	—	—	—	—

Principal due in future periods	$—	$140,167	$105,123	$557,685	$259,200	$1,095,068	$2,157,243
Scheduled amortization payments remaining	10,507	31,030	30,978	28,230	16,723	17,757	135,225

Total indebtedness of continuing operations	$10,507	$171,197	$136,101	$585,915	$275,923	$1,112,825	$2,292,468

NOTE: These maturities assume no event of default would occur.

NOTE: The above table excludes the debt associated with the Hilton El Conquistador in Tucson, AZ. During the third quarter a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

INDEBTEDNESS BY MATURITY

ASSUMING EXTENSION OPTIONS ARE EXERCISED

ASHFORD’S PRO RATA 71.74% SHARE

SEPTEMBER 30, 2012

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
CIGNA Boston Back Bay - 1 hotel	$—	$45,215	$—	$—	$—	$—	$45,215
CIGNA Westin Princeton - 1 hotel	—	22,939	—	—	—	—	22,939
CIGNA Nashville Renaissance - 1 hotel	—	31,774	—	—	—	—	31,774
Wells Senior - 25 hotels	—	—	—	—	380,222	—	380,222
Mezz 1 - 28 hotels	—	—	—	—	103,512	—	103,512
Mezz 2 - 28 hotels	—	—	—	—	98,541	—	98,541
Mezz 3 - 28 hotels	—	—	—	—	84,464	—	84,464
Mezz 4 - 28 hotels	—	—	—	—	13,218	—	13,218

Principal due in future periods	$—	$99,928	$—	$—	$679,957	$—	$779,885
Scheduled amortization payments remaining	447	462	—	—	—	—	909

Total indebtedness of continuing operations (Ashford’s 71.74% share only)	$447	$100,390	$—	$—	$679,957	$—	$780,794

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$10,954	$271,587	$136,101	$585,915	$955,880	$1,112,825	$3,073,262

NOTE: The above table excludes the debt associated with the Hilton El Conquistador in Tucson, AZ. During the third quarter a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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ASHFORD HOSPITALITY TRUST, INC.

KEY PERFORMANCE INDICATORS—PRO FORMA

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Variance	2012	2011	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$182,019	$170,699	6.63%	$542,244	$512,928	5.72%
RevPAR	$101.93	$95.59	6.63%	$101.63	$96.32	5.51%
Occupancy	76.46%	75.44%	1.02%	75.40%	74.10%	1.30%
ADR	$133.32	$126.71	5.22%	$134.78	$129.99	3.68%

NOTES:

(1)	The above pro forma table assumes the 95 hotel properties owned and included in continuing operations at September 30, 2012 were owned as of the beginning of the period presented.
(2)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$168,923	$157,434	7.30%	$500,290	$473,013	5.77%
RevPAR	$105.01	$97.86	7.31%	$104.08	$98.59	5.57%
Occupancy	77.25%	75.77%	1.48%	75.86%	74.48%	1.38%
ADR	$135.95	$129.15	5.27%	$137.21	$132.38	3.65%

NOTES:

(1)	The above pro forma table assumes the 86 hotel properties owned and included in continuing operations at September 30, 2012 but not under renovation for three and nine months ended September 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hampton Inn Evansville, Sheraton Indy City Center, Hilton Costa Mesa, Sheraton San Diego Mission Valley, Courtyard Ft. Lauderdale Weston, Courtyard Palm Desert, Residence Inn Dallas Plano, Residence Inn Palm Desert, Residence Inn Salt Lake City

(3)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

KEY PERFORMANCE INDICATORS—PRO FORMA

(dollars in thousands)

(Unaudited)

THE FOLLOWING TABLE PRESENTS THE PRO FORMA PERFORMANCE OF THE HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC) AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Variance	2012	2011	% Variance
71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$52,573	$50,855	3.38%	$157,648	$151,430	4.11%
RevPAR	$100.59	$97.30	3.38%	$101.12	$97.41	3.81%
Occupancy	73.26%	74.16%	-0.90%	72.66%	72.02%	0.64%
ADR	$137.31	$131.21	4.65%	$139.16	$135.25	2.89%

NOTE:	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at September 30, 2012 were owned as of the beginning of the periods presented.

71.74% PRO-RATA SHARE OF ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$46,020	$44,131	4.28%	$139,368	$133,519	4.38%
RevPAR	$100.00	$95.89	4.29%	$101.53	$97.55	4.08%
Occupancy	72.66%	72.96%	-0.30%	72.67%	71.46%	1.21%
ADR	$137.61	$131.43	4.70%	$139.72	$136.50	2.36%

NOTES:

(1)	The above pro forma table assumes the 25 hotel properties owned and included in continuing operations at September 30, 2012 but not under renovation for the three and nine months ended September 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hyatt Regency Wind Watch, Courtyard Boston Tremont, Marriott Omaha

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$182,019	$170,699	6.6%	$542,244	$512,928	5.7%
Food and beverage	33,850	32,794	3.2%	115,827	109,837	5.5%
Other	8,735	8,988	-2.8%	25,253	24,749	2.0%

Total hotel revenue	224,604	212,481	5.7%	683,324	647,514	5.5%

EXPENSES
Rooms	41,626	39,898	4.3%	121,945	116,403	4.8%
Food and beverage	24,626	24,346	1.2%	78,878	76,021	3.8%
Other direct	4,752	4,504	5.5%	13,941	13,265	5.1%
Indirect	61,409	61,135	0.4%	183,167	179,720	1.9%
Management fees, includes base and incentive fees	10,363	8,563	21.0%	32,710	28,884	13.2%

Total hotel operating expenses	142,776	138,446	3.1%	430,641	414,293	3.9%
Property taxes, insurance, and other	11,663	12,358	-5.6%	33,509	34,991	-4.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	70,165	61,677	13.8%	219,174	198,230	10.6%
Hotel EBITDA Margin	31.24%	29.03%	2.21%	32.07%	30.61%	1.46%
Minority interest in earnings of consolidated joint ventures	1,575	1,313	20.0%	4,984	4,767	4.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$68,590	$60,364	13.6%	$214,190	$193,463	10.7%

NOTES:

(1)	The above pro forma table assumes the 95 hotel properties owned and included in continuing operations at were owned as of the beginning of the period presented.
(2)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$168,923	$157,434	7.3%	$500,290	$473,013	5.8%
Food and beverage	30,609	29,978	2.1%	104,945	101,011	3.9%
Other	7,848	7,950	-1.3%	22,482	21,836	3.0%

Total hotel revenue	207,380	195,362	6.2%	627,717	595,860	5.3%

EXPENSES
Rooms	38,227	36,592	4.5%	111,757	106,864	4.6%
Food and beverage	22,178	22,118	0.3%	71,125	69,162	2.8%
Other direct	4,465	4,215	5.9%	13,024	12,383	5.2%
Indirect	56,467	55,980	0.9%	167,884	164,710	1.9%
Management fees, includes base and incentive fees	9,579	7,773	23.2%	30,135	26,611	13.2%

Total hotel operating expenses	130,916	126,678	3.3%	393,925	379,730	3.7%
Property taxes, insurance, and other	10,606	11,501	-7.8%	30,548	31,999	-4.5%

HOTEL OPERATING PROFIT (Hotel EBITDA)	65,858	57,183	15.2%	203,244	184,131	10.4%
Hotel EBITDA Margin	31.76%	29.27%	2.49%	32.38%	30.90%	1.48%
Minority interest in earnings of consolidated joint ventures	1,575	1,313	20.0%	4,984	4,767	4.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$64,283	$55,870	15.1%	$198,260	$179,364	10.5%

NOTES:

(1)	The above pro forma table assumes the 86 hotel properties owned and included in continuing operations at September 30, 2012 but not under renovation for three and nine months ended September 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hampton Inn Evansville, Sheraton Indy City Center, Hilton Costa Mesa, Sheraton San Diego Mission Valley, Courtyard Ft. Lauderdale Weston, Courtyard Palm Desert, Residence Inn Dallas Plano, Residence Inn Palm Desert, Residence Inn Salt Lake City

(3)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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HIGHLAND HOSPITALITY PORTFOLIO

(PIM Highland Holding LLC)

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO CONTINUING OPERATIONS:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$52,573	$50,855	3.4%	$157,648	$151,430	4.1%
Food and beverage	16,383	16,176	1.3%	53,733	53,047	1.3%
Other	2,774	2,815	-1.5%	8,078	8,702	-7.2%

Total hotel revenue	71,730	69,846	2.7%	219,459	213,179	2.9%

EXPENSES
Rooms	11,754	11,707	0.4%	35,126	35,278	-0.4%
Food and beverage	11,481	11,624	-1.2%	35,964	36,923	-2.6%
Other direct	1,287	1,392	-7.5%	3,859	4,079	-5.4%
Indirect	21,352	21,031	1.5%	63,925	62,090	3.0%
Management fees, includes base and incentive fees	2,557	2,358	8.4%	8,008	7,093	12.9%

Total hotel operating expenses	48,431	48,112	0.7%	146,882	145,463	1.0%
Property taxes, insurance, and other	3,929	4,197	-6.4%	10,582	12,399	-14.7%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$19,370	$17,537	10.5%	$61,995	$55,317	12.1%

Hotel EBITDA Margin	27.00%	25.11%	1.89%	28.25%	25.95%	2.30%

NOTE:	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at September 30, 2012 were owned as of the beginning of the periods presented.

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN PIM HIGHLAND PORTFOLIO CONTINUING OPERATIONS NOT UNDER RENOVATION:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$46,020	$44,131	4.3%	$139,368	$133,519	4.4%
Food and beverage	14,222	14,080	1.0%	47,650	46,632	2.2%
Other	2,504	2,492	0.5%	7,283	7,817	-6.8%

Total hotel revenue	62,746	60,703	3.4%	194,301	187,968	3.4%

EXPENSES
Rooms	10,261	10,172	0.9%	30,904	30,861	0.1%
Food and beverage	10,122	10,289	-1.6%	32,024	32,735	-2.2%
Other direct	1,222	1,325	-7.8%	3,660	3,860	-5.2%
Indirect	18,803	18,531	1.5%	56,579	54,911	3.0%
Management fees, includes base and incentive fees	2,178	2,013	8.2%	6,937	6,159	12.6%

Total hotel operating expenses	42,586	42,330	0.6%	130,104	128,526	1.2%
Property taxes, insurance, and other	3,411	3,564	-4.3%	9,465	10,642	-11.1%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$16,749	$14,809	13.1%	$54,732	$48,800	12.2%

Hotel EBITDA Margin	26.69%	24.40%	2.30%	28.17%	25.96%	2.21%

NOTES:

(1)	The above pro forma table assumes the 25 hotel properties owned and included in continuing operations at September 30, 2012 but not under renovation for the three and nine months ended September 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hyatt Regency Wind Watch, Courtyard Boston Tremont, Marriott Omaha

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 95 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS AND THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC) AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	95 Legacy Properties	PIM Highland Holding LLC 28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:
3rd Quarter 2012	31.24%	27.00%
3rd Quarter 2011	29.03%	25.11%

Variance	2.21%	1.89%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:
Rooms	0.23%	0.39%
Food & Beverage and Other Departmental	0.50%	0.84%
Administrative & General	0.31%	0.50%
Sales & Marketing	0.27%	0.39%
Hospitality	0.02%	-0.01%
Repair & Maintenance	0.21%	0.03%
Energy	0.38%	0.27%
Franchise Fee	0.15%	-1.25%
Management Fee	-0.20%	-0.01%
Incentive Management Fee	-0.39%	-0.18%
Insurance	0.48%	0.60%
Property Taxes	0.12%	-0.06%
Other Taxes	0.02%	-0.01%
Leases/Other	0.11%	0.39%

Total	2.21%	1.89%

NOTES:

(1)	For comparative purposes, data in the table above for PIM Highland LLC properties has been adjusted to eliminate one-time real estate tax refunds received by prior owner.
(2)	The Legacy table above excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 95 HOTELS INCLUDED IN

THE COMPANY’S CONTINUING OPERATIONS, (II) THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC), AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2012	2012	2012	2011
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$224,604	$241,199	$217,523	$231,829	$915,155
Hotel EBITDA	$70,165	$82,668	$66,341	$67,695	$286,870
Hotel EBITDA Margin	31.2%	34.3%	30.5%	29.2%	31.3%
EBITDA % of Total TTM	24.5%	28.8%	23.1%	23.6%	100.0%
JV Interests in EBITDA	$1,575	$2,069	$1,340	$1,366	$6,350
PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$71,730	$80,878	$66,852	$74,859	$294,319
Hotel EBITDA	$19,370	$26,856	$15,770	$19,042	$81,038
Hotel EBITDA Margin	27.0%	33.2%	23.6%	25.4%	27.5%
EBITDA % of Total TTM	23.9%	33.1%	19.5%	23.5%	100.0%
Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$296,334	$322,077	$284,375	$306,688	$1,209,474
Hotel EBITDA	$89,535	$109,524	$82,111	$86,737	$367,908
Hotel EBITDA Margin	30.2%	34.0%	28.9%	28.3%	30.4%
EBITDA % of Total TTM	24.3%	29.8%	22.3%	23.6%	100.0%
JV Interests in EBITDA	$1,575	$2,069	$1,340	$1,366	$6,350

NOTES:

(1)	For comparative purposes, data in the tables above for Highland Hospitality Portfolio (PIM Highland Holding LLC) properties have been adjusted to eliminate one-time real estate tax refunds received by prior owner.
(2)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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ASHFORD HOSPITALITY TRUST, INC.

LEGACY AND ASHFORD’S 71.74% SHARE OF HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC)

PRO FORMA HOTEL REVPAR BY MARKET

(Unaudited)

	Number of Hotels	Number of Rooms	Three Months Ended September 30,			Nine Months Ended September 30,
Region			2012	2011	% Change	2012	2011	% Change
Atlanta, GA Area	9	1,429	$80.87	$79.80	1.3%	$81.42	$76.49	6.5%
Boston, MA Area	2	506	$185.38	$175.87	5.4%	$165.30	$152.75	8.2%
Dallas / Ft. Worth Area	7	1,745	$87.13	$82.84	5.2%	$92.38	$91.52	0.9%
Houston, TX Area	3	608	$97.42	$84.27	15.6%	$102.63	$91.39	12.3%
Los Angeles, CA Metro Area	8	1,785	$87.61	$84.73	3.4%	$90.99	$86.59	5.1%
Miami, FL Metro Area	3	576	$75.05	$73.13	2.6%	$105.26	$100.36	4.9%
Minneapolis - St. Paul, MN-WI Area	2	522	$98.05	$97.90	0.2%	$89.97	$89.78	0.2%
New York / New Jersey Metro Area	7	1,560	$100.12	$102.43	-2.3%	$96.73	$95.99	0.8%
Orlando, FL Area	6	1,834	$69.65	$63.83	9.1%	$78.70	$75.55	4.2%
Philadelphia, PA Area	4	1,147	$108.75	$100.29	8.4%	$106.44	$97.80	8.8%
San Diego, CA Area	3	706	$130.24	$121.78	7.0%	$115.87	$105.92	9.4%
San Francisco - Oakland, CA Metro Area	6	1,416	$130.73	$115.33	13.4%	$121.54	$109.26	11.2%
Seattle, WA Area	2	608	$189.16	$177.13	6.8%	$139.00	$129.45	7.4%
Tampa, FL Area	4	875	$90.59	$76.28	18.8%	$104.46	$90.79	15.1%
Washington DC - MD - VA Area	11	2,698	$127.78	$120.41	6.1%	$134.60	$133.11	1.1%
Other Areas	46	7,752	$92.93	$88.61	4.9%	$91.46	$87.34	4.7%

Total Portfolio	123	25,767	$101.63	$95.98	5.9%	$101.51	$96.57	5.1%

NOTES:

(1)	The above pro forma table presents the 95 hotel properties included in Company’s continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(2)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

ASHFORD HOSPITALITY TRUST, INC.

LEGACY AND ASHFORD’S 71.74% SHARE OF PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL OPERATING PROFIT (HOTEL EBITDA) BY MARKET

(Unaudited)

	Number of Hotels	Number of Rooms	Three Months Ended September 30,					Nine Months Ended September 30,
Region			2012	% of Total	2011	% of Total	% Change	2012	% of Total	2011	% of Total	% Change
Atlanta, GA Area	9	1,429	$3,434	3.8%	$3,028	3.8%	13.4%	$10,081	3.6%	$8,348	3.3%	20.8%
Boston, MA Area	2	506	4,169	4.7%	3,883	4.9%	7.4%	10,088	3.6%	9,026	3.6%	11.8%
Dallas / Ft. Worth Area	7	1,745	4,656	5.2%	4,402	5.6%	5.8%	17,254	6.1%	16,845	6.6%	2.4%
Houston, TX Area	3	608	2,192	2.4%	1,803	2.3%	21.6%	8,037	2.9%	6,344	2.5%	26.7%
Los Angeles, CA Metro Area	8	1,785	4,830	5.4%	4,374	5.5%	10.4%	17,320	6.2%	14,950	5.9%	15.9%
Miami, FL Metro Area	3	576	348	0.4%	224	0.3%	55.4%	5,607	2.0%	4,756	1.9%	17.9%
Minneapolis - St. Paul, MN-WI Area	2	522	2,369	2.6%	2,382	3.0%	-0.5%	5,990	2.1%	6,003	2.4%	-0.2%
New York / New Jersey Metro Area	7	1,560	5,605	6.3%	5,499	6.9%	1.9%	16,639	5.9%	15,579	6.1%	6.8%
Orlando, FL Area	6	1,834	2,723	3.0%	1,827	2.3%	49.0%	11,428	4.1%	10,358	4.1%	10.3%
Philadelphia, PA Area	4	1,147	4,070	4.5%	3,090	3.9%	31.7%	12,084	4.3%	9,276	3.7%	30.3%
San Diego, CA Area	3	706	4,275	4.8%	3,890	4.9%	9.9%	11,383	4.0%	10,500	4.1%	8.4%
San Francisco - Oakland, CA Metro Area	6	1,416	6,810	7.6%	5,120	6.5%	33.0%	17,565	6.2%	14,726	5.8%	19.3%
Seattle, WA Area	2	608	5,300	5.9%	5,192	6.6%	2.1%	10,884	3.9%	10,268	4.0%	6.0%
Tampa, FL Area	4	875	2,185	2.4%	1,087	1.4%	101.0%	9,883	3.5%	7,230	2.9%	36.7%
Washington DC - MD - VA Area	11	2,698	12,343	13.8%	11,168	14.1%	10.5%	42,181	15.0%	41,871	16.5%	0.7%
Other Areas	46	7,752	24,227	27.1%	22,244	28.1%	8.9%	74,747	26.6%	67,468	26.6%	10.8%

Total Portfolio	123	25,767	$89,534	100.0%	$79,214	100.0%	13.0%	$281,169	100.0%	$253,547	100.0%	10.9%

NOTES:

(1)	The above pro forma table presents the 95 hotel properties included in Company’s continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(2)	The above pro forma table includes hotel operating profit for 100% of the 95 hotel properties included in the Company’s continuting operations and the Company’s 71.74% share of the 28 hotels included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the biginning of the periods presented.
(3)	The above table excludes the operating results for the Hilton El Conquistador in Tucson, AZ. During the third quarter 2012, a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

SEPTEMBER 30, 2012

(dollars in thousands)

(Unaudited)

September 30, 2012
End of quarter common shares outstanding	68,160
Partnership units outstanding (common share equivalents)	17,610
Combined common shares and partnership units outstanding	85,770
Common stock price at quarter end	$8.40
Market capitalization at quarter end	$720,468
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Consolidated debt on balance sheet date	$2,292,468
Joint venture partners’ share of consolidated debt	$(36,469)
Ashford’s share of Highland portfolio debt	$780,794
Cash and cash equivalents	$(145,779)

Total enterprise value (TEV) as of September 30, 2012	$4,005,380

NOTE: The above table excludes the debt associated with the Hilton El Conquistador in Tucson, AZ. During the third quarter a receiver was appointed to take over this hotel and the receiver now has full control of the hotel operations and cash flow.

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Ashford Hospitality Trust, Inc.

Anticipated Capital Expenditures Calendar

Legacy Hotels (a)

	Rooms	2012
		1st Quarter Actual	2nd Quarter Actual	3rd Quarter Actual	4th Quarter Estimated

Hilton Santa Fe	157	x	x		x
Crowne Plaza Key West	160	x	x
Embassy Suites Flagstaff	119	x	x
Hilton Capital	408	x	x
SpringHill Suites Manhattan Beach	164	x	x
Hilton Costa Mesa	486	x		x	x
Sheraton San Diego Mission Valley	260	x		x	x
Courtyard Hartford Manchester	90	x			x
Courtyard Seattle Downtown Lake Union	250	x			x
Embassy Suites Houston	150	x
Embassy Suites Walnut Creek	249	x
Hilton Nassau Bay	243	x
Embassy Suites Portland Downtown	276	x
Courtyard Basking Ridge	235	x
Courtyard Oakland Airport	156	x
Courtyard Philadelphia Downtown	498	x
Embassy Suites Santa Clara	257	x
Historic Inn Annapolis	124	x
Marriott Bridgewater	347	x
Residence Inn Jacksonville	120	x
Residence Inn Las Vegas	256	x
Springhill Suites Buford Mall of Georgia	96	x
Springhill Suites Charlotte	136	x
Springhill Suites Philadelphia	199	x
Sheraton Indy City Center	371		x	x	x
Hampton Inn Evansville	141		x	x	x
Courtyard Atlanta Alpharetta	154		x
Residence Inn Dallas Plano	126			x	x
Courtyard Ft.Lauderdale Weston	174			x	x
Courtyard Palm Desert	151			x	x
Residence Inn Palm Desert	130			x	x
Residence Inn Salt Lake City	144			x	x
Hilton LaJolla Torrey Pines	296				x
Courtyard Dallas Plano in Legacy Park	153				x
Embassy Suites Dulles	150				x
Embassy Suites East Syracuse	215				x
Hilton Garden Inn Jacksonville	119				x
Residence Inn Atlanta Buckhead Lenox Park	150				x
Hampton Inn Terre Haute	112
Hampton Inn Buford	92
Embassy Suites Dallas	150
Embassy Suites Palm Beach Garden	160
Hampton Inn Lawrenceville	86
Residence Inn Lake Buena Vista	210
Embassy Suites Austin	150
Marriott Seattle Waterfront	358
Courtyard Marriott Village at LBV	312
Marriott Dallas Plano Legacy	404
Residence Inn San Diego Sorrento Mesa	150
Residence Inn Evansville	78
Courtyard Columbus Tipton Lakes	90
Courtyard Kansas City Overland Park	168
Residence Inn Newark	168
Courtyard Bloomington	117
Courtyard Philadelphia	498

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012-2013 are included in this table.

Ashford Hospitality Trust, Inc.

Anticipated Capital Expenditures Calendar

Legacy Hotels (a)

	Rooms	2013
		1st Quarter Estimated	2nd Quarter Estimated	3rd Quarter Estimated	4th Quarter Estimated

Hilton Santa Fe	157	x
Crowne Plaza Key West	160
Embassy Suites Flagstaff	119
Hilton Capital	408
SpringHill Suites Manhattan Beach	164
Hilton Costa Mesa	486	x
Sheraton San Diego Mission Valley	260
Courtyard Hartford Manchester	90	x
Courtyard Seattle Downtown Lake Union	250	x
Embassy Suites Houston	150	x	x
Embassy Suites Walnut Creek	249	x
Hilton Nassau Bay	243	x
Embassy Suites Portland Downtown	276		x
Courtyard Basking Ridge	235
Courtyard Oakland Airport	156
Courtyard Philadelphia Downtown	498
Embassy Suites Santa Clara	257
Historic Inn Annapolis	124
Marriott Bridgewater	347
Residence Inn Jacksonville	120
Residence Inn Las Vegas	256
Springhill Suites Buford Mall of Georgia	96
Springhill Suites Charlotte	136
Springhill Suites Philadelphia	199
Sheraton Indy City Center	371	x
Hampton Inn Evansville	141
Courtyard Atlanta Alpharetta	154
Residence Inn Dallas Plano	126				x
Courtyard Ft.Lauderdale Weston	174
Courtyard Palm Desert	151
Residence Inn Palm Desert	130
Residence Inn Salt Lake City	144
Hilton LaJolla Torrey Pines	296	x	x
Courtyard Dallas Plano in Legacy Park	153	x
Embassy Suites Dulles	150	x
Embassy Suites East Syracuse	215	x
Hilton Garden Inn Jacksonville	119			x
Residence Inn Atlanta Buckhead Lenox Park	150				x
Hampton Inn Terre Haute	112	x	x		x
Hampton Inn Buford	92	x	x
Embassy Suites Dallas	150	x	x
Embassy Suites Palm Beach Garden	160	x
Hampton Inn Lawrenceville	86	x
Residence Inn Lake Buena Vista	210	x
Embassy Suites Austin	150		x
Marriott Seattle Waterfront	358		x
Courtyard Marriott Village at LBV	312		x	x
Marriott Dallas Plano Legacy	404			x	x
Residence Inn San Diego Sorrento Mesa	150			x	x
Residence Inn Evansville	78				x
Courtyard Columbus Tipton Lakes	90				x
Courtyard Kansas City Overland Park	168				x
Residence Inn Newark	168				x
Courtyard Bloomington	117				x
Courtyard Philadelphia	498				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012-2013 are included in this table.

PIM Highland Holding LLC

Anticipated Capital Expenditures Calendar

Highland Hotels (a)

	Rooms	2012
		1st Quarter Actual	2nd Quarter Actual	3rd Quarter Actual	4th Quarter Estimated

Courtyard Boston Tremont	315	x	x	x	x
Courtyard Savannah	156	x	x		x
The Melrose	240	x	x		x
Marriott San Antonio Plaza	251	x	x		x
Hilton Garden Inn Virginia Beach	176	x	x
Ritz-Carlton Atlanta	444	x
The Churchill	173	x
Hyatt Regency Wind Watch	358		x	x	x
Marriott Omaha	300			x	x
Hilton Boston Back Bay	390				x
Marriott Sugarland	300				x
Hyatt Regency Savannah	351				x
Marriott DFW	491
Hilton Parsippany	354
Silversmith	143
Hilton Garden Inn BWI	158
Crowne Plaza Ravinia	495

	Rooms	2013
		1st Quarter Estimated	2nd Quarter Estimated	3rd Quarter Estimated	4th Quarter Estimated

Courtyard Boston Tremont	315	x	x	x
Courtyard Savannah	156	x
The Melrose	240	x
Marriott San Antonio Plaza	251
Hilton Garden Inn Virginia Beach	176
Ritz-Carlton Atlanta	444
The Churchill	173
Hyatt Regency Wind Watch	358	x	x	x	x
Marriott Omaha	300
Hilton Boston Back Bay	390	x	x
Marriott Sugarland	300	x		x	x
Hyatt Regency Savannah	351	x
Marriott DFW	491		x	x
Hilton Parsippany	354		x	x	x
Silversmith	143		x	x
Hilton Garden Inn BWI	158			x
Crowne Plaza Ravinia	495				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012-2013 are included in this table.